Exhibit 10.1

Execution Version

FIRST AMENDMENT TO

364-DAY BRIDGE TERM LOAN AGREEMENT

This First Amendment to 364-Day Bridge Term Loan Agreement (this “First Amendment”) dated as of July 8, 2022 (the “First Amendment Effective Date”), is among Sitio Royalties Operating Partnership, LP, a Delaware limited partnership (“Borrower”), each of the Guarantors, each of the Lenders party hereto and Bank of America, N.A. (in its individual capacity, “Bank of America”), as Administrative Agent (in such capacity, the “Administrative Agent”) for the Lenders.

R E C I T A L S

A. The Borrower, the Administrative Agent and the Lenders are parties to that certain 364-Day Bridge Term Loan Agreement dated as of June 24, 2022 (as amended, supplemented or otherwise modified prior to the date hereof, the “Bridge Term Loan Agreement”), pursuant to which the Lenders have made term loans to the Borrower in an aggregate principal amount of $250,000,000 for the purposes set forth therein.

B. The Borrower has requested that certain Lenders commit to provide additional term loans in an aggregate principal amount of up to $175,000,000, the entire amount of the proceeds of which may only be used by the Loan Parties to fund a portion of the purchase price for the acquisition by KMF Land, LLC of certain Oil and Gas Properties from Momentum Seller (as defined below) pursuant to that certain Purchase and Sale Agreement dated as of June 21, 2022, between KMF Land, as purchaser, and Momentum Minerals Operating, LP, a Delaware limited partnership, Momentum Minerals Operating II, LP, a Delaware limited partnership, Momentum Minerals Nominee, Inc., a Delaware corporation, Momentum Minerals Nominee II, Inc., a Delaware corporation, and Athene Annuity & Life Assurance Company, a Delaware corporation, as sellers (collectively, “Momentum Seller”) (such agreement, as amended, restated, amended and restated, supplemented or otherwise modified as permitted under the Bridge Term Loan Agreement (as amended hereby), the “Momentum Acquisition Agreement”, and such acquisition, the “Momentum Acquisition”) and related fees and expenses.

C. Certain Lenders have agreed to provide such commitments to provide additional term loans for such purpose subject to the terms and conditions of this First Amendment.

NOW, THEREFORE, in consideration of the premises and the mutual covenants herein contained, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

Section 1. Defined Terms. Each capitalized term used herein and not otherwise defined herein has the meaning assigned to such term in the Bridge Term Loan Agreement, as amended by this First Amendment. Unless otherwise indicated, all section references in this First Amendment refer to sections of the Bridge Term Loan Agreement.

Section 2. Amendments to Bridge Term Loan Agreement. In reliance on the representations, warranties, covenants and agreements contained in this First Amendment, and subject to the satisfaction (or waiver) of the conditions precedent set forth in Section 4 hereof, the Bridge Term Loan Agreement shall be amended effective as of the First Amendment Effective Date in the manner provided in this Section 2:

2.1 Amendment of Bridge Term Loan Agreement. The Bridge Term Loan Agreement (other than the signature pages, Annexes, Exhibits and Schedules thereto) is hereby amended to read in its entirety as set forth on Exhibit A attached hereto.

2.2 Replacement of Annex I to the Bridge Term Loan Agreement. Annex I to the Bridge Term Loan Agreement is hereby replaced in its entirety with Annex I attached hereto, and Annex I attached hereto shall be deemed to be attached as Annex I to the Bridge Term Loan Agreement.

Section 3. Delayed Draw Lenders. Each of Credit Suisse AG, New York Branch, KeyBank National Association, Barclays Bank PLC and Citibank, N.A. hereby (a) joins in, becomes a party to, and agrees to comply with and be bound by the terms and conditions of the Bridge Term Loan Agreement (as amended hereby) as a Delayed Draw Lender as defined in, and for all purposes of, the Bridge Term Loan Agreement (as amended hereby) and under each and every other Loan Document to which any Delayed Draw Lender is required to be bound by the Bridge Term Loan Agreement (as amended hereby); (b) appoints and authorizes the Administrative Agent to take such action as agent on its behalf and to exercise such powers and discretion under the Bridge Term Loan Agreement (as amended hereby) as are delegated to the Administrative Agent by the terms thereof, together with such powers and discretion as are reasonably incidental thereto; and (c) represents and warrants that (i) it has full power and authority, and has taken all action necessary, to execute and deliver this First Amendment, to consummate the transactions contemplated hereby and to become a Delayed Draw Lender under the Bridge Term Loan Agreement (as amended hereby), (ii) it has received a copy of the Bridge Term Loan Agreement and this First Amendment and copies of the most recent financial statements delivered pursuant to Section 8.01 thereof, and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this First Amendment and to become a Delayed Draw Lender on the basis of which it has made such analysis and decision independently and without reliance on the Administrative Agent or any other Lender, and (iii) from and after the First Amendment Effective Date, it shall be a party to and be bound by the provisions of the Bridge Term Loan Agreement (as amended hereby) and the other Loan Documents and have the rights and obligations of a Delayed Draw Lender thereunder and have a Delayed Draw Commitment in the amount shown opposite its name on Annex I to the Bridge Term Loan Agreement (as amended hereby).

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Section 4. Conditions Precedent. The effectiveness of this First Amendment is subject to the satisfaction (or waiver in accordance with Section 12.02) of the following conditions precedent:

4.1 Fees and Expenses. The Administrative Agent, the Arranger and the Lenders shall have received or shall, substantially concurrently with the First Amendment Effective Date, receive all fees and amounts due and payable on or prior to the First Amendment Effective Date, including pursuant to the Fee Letters, and to the extent invoiced at least one (1) Business Day prior to the First Amendment Effective Date, reimbursement or payment of all reasonable and documented out-of-pocket expenses required to be reimbursed or paid by the Borrower hereunder.

4.2 Secretary’s Certificates. The Administrative Agent shall have received a certificate of a Responsible Officer of the Borrower and each Guarantor setting forth (i) resolutions of the members, board of directors, board of managers or other appropriate governing body with respect to the authorization of the Borrower or such Guarantor to execute and deliver the First Amendment and the other Loan Documents related thereto to which it is a party and to enter into the transactions contemplated in those documents, (ii) the officers of the Borrower or such Guarantor, or of the manager, managing member, general partner or such other Person having authority to bind the Borrower or such Guarantor, (A) who are authorized to sign the Loan Documents to which the Borrower or such Guarantor is a party and (B) who will, until replaced by another officer or officers duly authorized for that purpose, act as its representative for the purposes of signing documents and giving notices and other communications in connection with the Loan Documents and the transactions contemplated thereby, (iii) specimen signatures of such authorized officers, and (iv) the articles or certificate of incorporation, by-laws, the limited liability company agreement, operating agreement, partnership agreement, certificate of formation or other applicable organizational documents of the Borrower and such Guarantor (in each case, together with all amendments thereto, if any), certified as being true and complete. The Administrative Agent and the Lenders may conclusively rely on items covered in clauses (ii) and (iii) of such certificate until the Administrative Agent receives notice in writing from the Borrower to the contrary.

4.3 Good Standing Certificates. The Administrative Agent shall have received a certificate from the jurisdiction of formation with respect to the existence, qualification and good standing of the Borrower and each Guarantor.

4.4 Executed Counterparts. The Administrative Agent shall have received signed counterparts (in such number as may be requested by the Administrative Agent) of this First Amendment from the Borrower, the Guarantors, each Delayed Draw Lender and the Majority Lenders.

4.5 Consents. The Administrative Agent shall have received a certificate of a Responsible Officer of the Borrower certifying (i) that the Loan Parties have received all consents and approvals required by Section 7.03, and (ii) as to the matters set forth in Section 4.6.

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4.6 Second Amendment to Revolving Credit Agreement. All of the conditions precedent to the effectiveness of the Second Amendment to Revolving Credit Agreement shall have been satisfied or will be satisfied substantially concurrently with the effectiveness of this First Amendment. The Administrative Agent shall have received an executed copy of the Second Amendment to Revolving Credit Agreement certified as being true and complete by a Responsible Officer of the Borrower.

4.7 Momentum Acquisition Agreement. The Administrative Agent shall have received an executed copy of the Momentum Acquisition Agreement certified as being true and complete by a Responsible Officer of the Borrower.

4.8 Legal Opinion. The Administrative Agent shall have received a customary opinion of Latham & Watkins LLP, special counsel to the Borrower, in form and substance reasonably satisfactory to the Administrative Agent.

4.9 Other Documents. The Administrative Agent shall have received such other documents as the Administrative Agent or counsel to the Administrative Agent may reasonably request.

Notwithstanding anything to the contrary set forth in Section 12.02 of the Bridge Term Loan Agreement or otherwise, the Administrative Agent is hereby authorized and directed to declare this First Amendment to be effective on the date that it receives the foregoing, to the reasonable satisfaction of the Administrative Agent, or the waiver of such conditions as permitted hereby. Such declaration shall be final, conclusive and binding upon the Lenders and all other parties to the Bridge Term Loan Agreement, as amended hereby, for all purposes.

Section 5. Miscellaneous.

5.1 Counterparts. This First Amendment may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original but all of which when taken together shall constitute a single contract, and all parties need not execute the same counterpart. Delivery of an executed counterpart of a signature page of this First Amendment by telecopy, emailed .pdf, .tif or any other electronic means that reproduces an image of the actual executed signature page shall be effective as delivery of a manually executed counterpart of this First Amendment. The words “execution,” “signed,” “signature,” “delivery,” and words of like import in or relating to any document to be signed in connection with this First Amendment and the transactions contemplated hereby shall be deemed to include electronic signatures, deliveries or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature, physical delivery thereof or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any applicable law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other similar state laws based on the Uniform Electronic Transactions Act.

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5.2 Severability. Any provision of this First Amendment held to be invalid, illegal or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such invalidity, illegality or unenforceability without affecting the validity, legality and enforceability of the remaining provisions hereof or thereof; and the invalidity of a particular provision in a particular jurisdiction shall not invalidate such provision in any other jurisdiction.

5.3 Confirmation and Effect. The provisions of the Bridge Term Loan Agreement (as amended by this First Amendment) shall remain in full force and effect in accordance with its terms following the effectiveness of this First Amendment, and this First Amendment shall not constitute a waiver of any provision of the Bridge Term Loan Agreement or any other Loan Document. Each reference in the Bridge Term Loan Agreement to “this Agreement”, “hereunder”, “hereof”, “herein”, or words of like import shall mean and be a reference to the Bridge Term Loan Agreement as amended hereby, and each reference to the Bridge Term Loan Agreement in any other document, instrument or agreement executed and/or delivered in connection with the Bridge Term Loan Agreement shall mean and be a reference to the Bridge Term Loan Agreement as amended hereby. All Obligations under the Bridge Term Loan Agreement and the other Loan Documents shall continue to be outstanding and shall be governed in all respects by the Bridge Term Loan Agreement, as amended hereby, and the other Loan Documents, it being understood that neither this First Amendment nor the amendments to the Bridge Term Loan Agreement effectuated by this First Amendment constitute a novation, satisfaction or re-borrowing of any Obligations under Bridge Term Loan Agreement or any other Loan Document.

5.4 Ratification and Affirmation of Loan Parties. Each of the Loan Parties hereby expressly (a) acknowledges the terms of this First Amendment, (b) ratifies and affirms its obligations under the Bridge Term Loan Agreement (as amended hereby) and the other Loan Documents to which it is a party, including the Guarantee Agreement as modified by this First Amendment, (c) acknowledges and renews its continued liability under the Bridge Term Loan Agreement (as amended hereby) and the other Loan Documents to which it is a party, including the Guarantee Agreement as modified by this First Amendment, (d) represents and warrants to the Lenders and the Administrative Agent that each representation and warranty of such Loan Party contained in the Bridge Term Loan Agreement (as amended hereby) and the other Loan Documents to which it is a party is true and correct in all material respects as of the date hereof and immediately after giving effect to this First Amendment, except (i) to the extent any such representations and warranties are expressly limited to an earlier date, in which case, on and as of the date hereof, such representations and warranties shall continue to be true and correct in all material respects as of such specified earlier date, and (ii) to the extent that any such representation and warranty is expressly qualified by materiality or by reference to Material Adverse Effect, such representation and warranty (as so qualified) shall continue to be true and correct in all respects, (e) represents and warrants to the Lenders and the Administrative Agent that the execution, delivery and performance by such Loan Party of

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this First Amendment are within such Loan Party’s corporate, limited partnership or limited liability company powers (as applicable), have been duly authorized by all necessary action and that this First Amendment constitutes the valid and binding obligation of such Loan Party enforceable in accordance with its terms, except as the enforceability thereof may be limited by bankruptcy, insolvency or similar laws affecting creditor’s rights generally, (f) represents and warrants to the Lenders and the Administrative Agent that, immediately after giving effect to this First Amendment, no Default exists, and (g) agrees that such guarantees and other obligations, and the terms of the Guarantee Agreement and each of the other Loan Documents to which it is a party, in each case, as amended or modified by the First Amendment (i) are not impaired or affected in any manner whatsoever, (ii) shall continue to be in full force and effect and (iii) as applicable, shall guarantee all Obligations under the Bridge Term Loan Agreement. The parties hereto acknowledge and agree that all references to the “Credit Agreement” (or words of similar import) in the Guarantee Agreement and the other Loan Documents, in each case, as amended or modified by the First Amendment, refer to the Bridge Term Loan Agreement as amended and modified by the First Amendment without impairing any such obligations in any respect and all references to the “Guarantee Agreement” (or words of similar import) in the Bridge Term Loan Agreement and the other Loan Documents, in each case, as amended or modified by the First Amendment, refer to the Guarantee Agreement as amended and modified by the First Amendment without impairing any such obligations in any respect.

5.5 Governing Law. This First Amendment shall be governed by, and construed in accordance with, the laws of the State of New York, and shall be subject to the provisions of Section 12.09(b) through (d) of the Bridge Term Loan Agreement (as amended hereby), and such provisions shall apply to this First Amendment mutatis mutandis.

5.6 ENTIRE AGREEMENT. THIS FIRST AMENDMENT, THE BRIDGE TERM LOAN AGREEMENT AND THE OTHER LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT AMONG THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS AMONG THE PARTIES.

5.7 Successors and Assigns. The provisions of this First Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns permitted by the Bridge Term Loan Agreement (as amended hereby).

[Remainder of this page intentionally left blank. Signature pages follow.]

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IN WITNESS WHEREOF, the parties hereto have caused this First Amendment to be executed by their respective officers or other authorized signatory thereunto duly authorized, as of the date first written above.

BORROWER:	SITIO ROYALTIES OPERATING PARTNERSHIP, LP
By: Sitio Royalties GP, LLC, its general partner

	By:	/s/ Carrie Osicka
Name: Carrie Osicka
Title: Chief Financial Officer

GUARANTORS:	KMF LAND, LLC
DPM HOLDCO LLC
NOBLE EF GP LLC
NOBLE MARCELLUS GP, LLC
NOBLE EF DLG GP LLC

	By:	/s/ Carrie Osicka
Name: Carrie Osicka
Title: Chief Financial Officer

DGK ORRI COMPANY, L.P.
By: Sitio Royalties GP, LLC, its general partner

	By:	/s/ Carrie Osicka
Name: Carrie Osicka
Title: Chief Financial Officer

NOBLE EF DLG LP
By: Noble EF DLG GP LLC, its general partner

	By:	/s/ Carrie Osicka
Name: Carrie Osicka
Title: Chief Financial Officer

NOBLE EF LP
By: Noble EF GP LLC, its general partner

	By:	/s/ Carrie Osicka
Name: Carrie Osicka
Title: Chief Financial Officer

SIGNATURE PAGE TO FIRST AMENDMENT TO 364-DAY BRIDGE TERM LOAN AGREEMENT – SITIO ROYALTIES

OPERATING PARTNERSHIP, LP

NOBLE MARCELLUS LP By: Noble Marcellus GP, LLC, its general partner

By: /s/ Carrie Osicka Name: Carrie Osicka Title: Chief Financial Officer

VICKICRISTINA, L.P.

By: Sitio Royalties GP, LLC, its general partner By: /s/ Carrie Osicka Name: Carrie Osicka Title: Chief Financial Officer

FALCON EAGLE FORD, LP By: Sitio Royalties GP, LLC, its general partner

By: /s/ Carrie Osicka Name: Carrie Osicka Title: Chief Financial Officer

SIGNATURE PAGE TO FIRST AMENDMENT TO 364-DAY BRIDGE TERM LOAN AGREEMENT – SITIO ROYALTIES

OPERATING PARTNERSHIP, LP

ADMINISTRATIVE AGENT:	BANK OF AMERICA, N.A.,
as Administrative Agent and as a Lender

	By	/s/ Kimberly Miller
Name: Kimberly Miller
Title: Director

SIGNATURE PAGE TO FIRST AMENDMENT TO 364-DAY BRIDGE TERM LOAN AGREEMENT – SITIO ROYALTIES

OPERATING PARTNERSHIP, LP

BARCLAYS BANK PLC, as a Lender

By:	/s/ Craig Malloy
Name: Craig Malloy
Title: Director

SIGNATURE PAGE TO FIRST AMENDMENT TO 364-DAY BRIDGE TERM LOAN AGREEMENT – SITIO ROYALTIES

OPERATING PARTNERSHIP, LP

KEYBANK NATIONAL ASSOCIATION, as a Lender

By:	/s/ Eric Appel
Name:	Eric Appel
Title:	SVP

SIGNATURE PAGE TO FIRST AMENDMENT TO 364-DAY BRIDGE TERM LOAN AGREEMENT – SITIO ROYALTIES

OPERATING PARTNERSHIP, LP

CITIBANK, N.A., as a Lender

By:	/s/ Cliff Vaz
Name:	Cliff Vaz
Title:	Vice President

SIGNATURE PAGE TO FIRST AMENDMENT TO 364-DAY BRIDGE TERM LOAN AGREEMENT – SITIO ROYALTIES

OPERATING PARTNERSHIP, LP

CREDIT SUISSE AG, New York Branch, as a Lender

By:	/s/ Doreen Bar
Name:	Doreen Bar
Title:	Authorized Signatory

By:	/s/ Michael Dieffenbacher
Name:	Michael Dieffenbacher
Title:	Authorized Signatory

SIGNATURE PAGE TO FIRST AMENDMENT TO 364-DAY BRIDGE TERM LOAN AGREEMENT – SITIO ROYALTIES

OPERATING PARTNERSHIP, LP

EXHIBIT A

Conformed Bridge Term Loan Agreement (as of the First Amendment Effective Date)

[Attached]

EXHIBIT A TO FIRST AMENDMENT TO 364-DAY BRIDGE TERM LOAN AGREEMENT – SITIO ROYALTIES OPERATING PARTNERSHIP, LP

ANNEX I

LIST OF LENDERS, INITIAL LOANS AND DELAYED DRAW COMMITMENTS

Initial Loans

Name of Lender	Initial Loans
Bank of America, N.A.	$100,000,000.00
Barclays Bank PLC	$50,000,000.00
KeyBank National Association	$50,000,000.00
Citibank, N.A.	$25,000,000.00
Credit Suisse AG, New York Branch	$25,000,000.00

TOTAL	$250,000,000.00

Delayed Draw Commitments

Name of Lender	Delayed Draw Commitment
Credit Suisse AG, New York Branch	$77,500,000.00
KeyBank National Association	$52,500,000.00
Barclays Bank PLC	$25,000,000.00
Citibank, N.A.	$20,000,000.00

TOTAL	$175,000,000.00

ANNEX I TO FIRST AMENDMENT TO 364-DAY BRIDGE TERM LOAN AGREEMENT – SITIO ROYALTIES OPERATING PARTNERSHIP, LP